FORM OF MONTHLY CERTIFICATEHOLDER'S STATEMENT

                       FIRST NORTH AMERICAN NATIONAL BANK

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                      CIRCUIT CITY CREDIT CARD MASTER TRUST
                                  SERIES 1996-1

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Pursuant  to the Master  Pooling  and  Servicing  Agreement  dated as of October
4,1994 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 1996-1 Supplement, dated as of November 27, 1996 (the "Supplement" and, together with the Pooling and Servicing Agreement, the "Agreement"), each between First North American National Bank, as Transferor and Servicer, and Bankers Trust Company, as Trustee, the Servicer is required to
prepare   certain   information   each   month   regarding    distributions   to
Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date and Due Period is set forth below:


      Due Period Ending                                          MAY 31, 1997
      Determination Date                                         June 9, 1997
      Distribution Date                                         June 16, 1997

                                                                 ------------
      Class A Accumulation Period ("Y" or "N")?                            N
                                                                 ------------
                                                                 ------------
      Class B Accumulation Period ("Y" or "N")?                            N
                                                                 ------------
                                                                 ------------
      Early Amortization Period ("Y" or "N")?                              N
                                                                 ------------
                                                                 ------------
      Class B Investor Amount paid in full ("Y" or "N")?                   N
                                                                 ------------


      MASTER TRUST INFORMATION

      Receivables

      1.        The aggregate amount of Eligible Receivables as of the end of
                the last day of the relevant Due Period                                  $      1,056,415,556.77

      2.        The aggregate amount of Principal Receivables as of the end
                of the last day of the relevant Due Period                               $      1,033,141,251.25

      3.        The aggregate amount of Finance Charge Receivables as of
                the end of the last day of the relevant Due Period                       $         23,274,305.52

      4.        The aggregate amount of Discount Option Receivables as of
                                                                                             -------------------
                the last day of the relevant Due Period                                  $                  0.00
                                                                                             -------------------

      5.        The Transferor Amount as of the end of the last day of the
                relevant Due Period                                                      $         39,641,251.25

      6.        The minimum Transferor Amount as of the end of the last
                day of the relevant Due Period                                           $         38,387,871.85

      7.        The Excess Funding Account Balance as of the end of the
                last day of the relevant Due Period                                      $                  0.00

      8.        The aggregate principal balance of Receivables determined to be
                Receivables of Defaulted Accounts for the relevant Due Period            $          7,887,907.39

      9.        The aggregate amount of Recoveries for the relevant Due Period           $          1,113,874.55

      10.       The Default Amount for the relevant Due Period                                      6,774,032.84
                                                                                                    6,774,032.84

      Collections

      11.       The aggregate amount of Collections of Principal Receivables
                for the relevant Due Period                                              $        105,017,615.91

      12.       The aggregate amount of Collections of Finance Charge
                Receivables for the relevant Due Period                                  $         19,004,584.30

      13.       The aggregate amount of interest earnings (net of losses
                and investment expenses) on the Excess Funding
                Account for the relevant Due Period                                      $                  0.00

      14.       The aggregate amount of Collections processed for the relevant
                Due Period (sum of lines 9+11+12+13)                                     $        125,136,074.76

                                                                                             -------------------
      15.       The average Discount Percentage for the relevant Due Period              %                  0.00%
                                                                                             -------------------


      Invested Amounts

      16.       The Series 1994-1 Invested Amount as of the end of the last                        68,500,000
                day of the relevant Due Period                                           $         68,500,000

      17.       The Series 1994-2 Invested Amounts as of the end of the last day of the relevant Due Period
                              a.  Class A                                                $        308,000,000.00
                              b.  Class B                                                $         36,000,000.00
                              c.  Collateral Indebtedness Interest                       $         50,000,000.00
                              d. Class D                                                 $          6,000,000.00
                                                                                             -------------------
                              e.  Total Invested Amount (sum of a - d)                   $        400,000,000.00
                                                                                                  400,000,000.00
      18.       The Series 1995-1 Invested Amounts as of the end of the last day of the relevant Due Period
                              a.  Class A                                                $        216,000,000
                              b.  Class B                                                $         30,000,000
                              c.  Collateral Indebtedness Interest                       $         39,000,000
                              d. Class D                                                 $         15,000,000
                                                                                            -----------------
                              e.  Total Invested Amount (sum of a - d)                   $        300,000,000
                                                                                                  300,000,000

      19.       The Series 1996-1 Invested Amounts as of the end of the last day of the relevant Due Period
                              a.  Class A                                                $        162,000,000
                              b.  Class B                                                $         22,500,000
                              c.  Collateral Indebtedness Interest                       $         29,250,000
                              d. Class D                                                 $         11,250,000
                                                                                            -----------------
                              e.  Total Invested Amount (sum of a - d)                   $        225,000,000
                                                                                                  225,000,000

      20.       The aggregate Invested Amount across all series of Investor
                Certificates outstanding as of the end of the last day of the
                relevant Due Period                                                      $        993,500,000
                                                                                                  993,500,000

      Investor Amounts

      21.       The Series 1994-1 Investor Amount as of the end of the last
                day of the relevant Due Period                                           $         68,500,000

      22.       The Series 1994-2 Investor Amounts as of the end of the last day of the relevant Due Period
                              a.  Class A                                                $        308,000,000.00
                              b.  Class B                                                $         36,000,000.00
                              c.  Collateral Indebtedness Interest                       $         50,000,000.00
                              d. Class D                                                 $          6,000,000.00
                                                                                             -------------------
                              e.  Total Investor Amount (sum of a - d)                   $        400,000,000.00
                                                                                                  400,000,000.00
      23.       The Series 1995-1 Investor Amounts as of the end of the last day of the relevant Due Period
                              a.  Class A                                                $        216,000,000.00
                              b.  Class B                                                $         30,000,000.00
                              c.  Collateral Indebtedness Interest                       $         39,000,000.00
                              d. Class D                                                 $         15,000,000.00
                                                                                             -------------------
                              e.  Total Investor Amount (sum of a - d)                   $        300,000,000.00
                                                                                                  300,000,000.00

      24.       The Series 1996-1 Investor Amounts as of the end of the last day of the relevant Due Period
                              a.  Class A                                                $        162,000,000.00
                              b.  Class B                                                $         22,500,000.00
                              c.  Collateral Indebtedness Interest                       $         29,250,000.00
                              d. Class D                                                 $         11,250,000.00
                                                                                             -------------------
                              e.  Total Investor Amount (sum of a - d)                   $        225,000,000.00
                                                                                                  225,000,000.00

      25.       The aggregate Investor Amount across all series of Investor
                Certificates outstanding as of the end of the last day of the
                relevant Due Period                                                      $        993,500,000.00


      Series 1996-1 Allocation Percentages

      26.       The Fixed Percentage with respect to the relevant
                Due Period
                              a.  Class A                                                %                  0.00%
                              b.  Class B                                                %                  0.00%
                              c.  Collateral Indebtedness Interest                       %                  0.00%
                              d.  Class D                                                %                  0.00%
                                                                                             -------------------
                              e.  Series 1996-1 Total                                                       0.00%
                                                                                             -------------------

      27.       The Floating Percentage with respect to the relevant
                Due Period
                              a.  Class A                                                %                 15.51%
                              b.  Class B                                                %                  2.15%
                              c.  Collateral Indebtedness Interest                       %                  2.80%
                              d.  Class D                                                %                  1.08%
                                                                                             -------------------
                              e.  Series 1996-1 Total                                                      21.55%
                                                                                             -------------------


      Allocation of Collections

      28.       The Series 1996-1 allocation of Collections of Principal
                Receivables for the relevant Due Period (line 27 times
                line 11)
                              a.  Class A                                                $         16,292,022.86
                              b.  Class B                                                $          2,262,780.95
                              c.  Collateral Indebtedness Interest                       $          2,941,615.24
                              d.  Class D                                                $          1,131,390.48
                                                                                             -------------------
                              e.  Series 1996-1 Total                                    $         22,627,809.53
                                                                                             -------------------
                                                                                                   22,627,809.53

      29.       The Series 1996-1 allocation of Collections of Finance
                Charge Receivables for the relevant Due Period (line 27
                times line 12)
                              a.  Class A                                                $          2,948,297.02
                              b.  Class B                                                $            409,485.70
                              c.  Collateral Indebtedness Interest                       $            532,331.41
                              d.  Class D                                                $            204,742.85
                                                                                             -------------------
                              e.  Series 1996-1 Total                                    $          4,094,856.97
                                                                                             -------------------
                                                                                                    4,094,856.97

      Portfolio Yield and Deliquencies

      30.       The Portfolio Yield for the relevant Due Period (including
                Shared Excess Finance Charge Collections, if allocated)
                with respect to Series 1996-1                                            %                 14.05%

      31.       The 3-month average Portfolio Yield for the three most recent
                Due Periods                                                              %                 14.10%

      32.       The Base Rate for the relevant Due Period                                %                  7.96%

      33.       The 3-month average Base Rate for the three most recent
                Due Periods                                                              %                  7.88%

      34.       Average Portfolio Yield less average Base Rate                           %                  6.22%

      35.       The amount of Shared Excess Finance Charge Collections
                allocable to Series 1996-1 with respect to any Finance Charge
                Shortfall in such Series for the relevant Due Period                     $                  0.00

      36. The aggregate outstanding balance of Receivables which were delinquent as of the end of the relevant Due Period:

                                                                                             -------------------
                                   (a)     Delinquent 31 to 60 days                      $         25,652,297.67
                                                                                             -------------------
                                   (b)     Delinquent 61 to 90 days                      $         15,219,310.33
                                                                                             -------------------
                                   (c)     Delinquent 91 days or more                    $         26,390,674.36
                                                                                             -------------------


      Determination of Monthly Interest

      37.       Class A Monthly Interest:
                              a.  Class A Monthly Interest                               $            843,480.00
                              b.  Funds allocated and available to pay Class A
                                   Monthly Interest for relevant Due Period (4.3a)       $          2,948,297.02
      *                       c.  Class A Interest Shortfall (a less b)                  $                  0.00
                              d.  Class A Additional Interest                            $                  0.00

      38.       Class B Monthly Interest:
                              a.  Class B Monthly Interest                               $            121,750.00
                              b.  Funds allocated and available to pay Class B
                                   Monthly Interest for relevant Due Period (4.3b)       $            409,485.70
      *                       c.  Class B Interest Shortfall (a less b)                  $                  0.00
                              d.  Class B Additional Interest                            $                  0.00

      39.       Collateral Monthly Interest and Class D Monthly Interest:
                              a.  Collateral/Class D Monthly Interest                    $            226,350.00
                              b.  Funds allocated and available to pay Collateral/
                                   Class D Monthly Interest for relevant Due Period      $            737,074.25
      *                       c.  Collateral/Class D Interest Shortfall (a less b)       $                  0.00
                              d.  Collateral/Class D Additional Interest                 $                  0.00



      Determination of Monthly Principal

      40.       Class A Monthly Principal (pursuant to section 4.4a):
                          (X).a.  Fixed Allocation Percentage of Principal Receivable
                                  Collections + Shared - Reallocted Coll. Applied        $                  0.00
                          (Y).a.  Controlled Accumulation Amount                         $                  0.00
                              b.  Deficit Controlled Accumulation Amount                 $                  0.00
                              c.  Controlled Deposit Amount                              $                  0.00
                          (Z).a.  Class A Invested Amount                                $        216,000,000.00
                Class A Monthly Principal (the least of x,y,z)                           $                  0.00

      41.       Class B Monthly Principal (pursuant to section 4.4b)
                (distributable only after payout of Class A)
                          (X).a.  Fixed Allocation Percentage of Principal Receivable
                                  Collections + Shared - Reallocted Collections
                                  Applied - Class A Monthly Principal Applications       $                  0.00
                          (Y).a.  Controlled Accumulation Amount                         $                  0.00
                              b.  Deficit Controlled Accumulation Amount                 $                  0.00
                              c.  Controlled Deposit Amount                              $                  0.00
                          (Z).a.  Class B Invested Amount                                $         30,000,000.00
                Class B Monthly Principal (the least of x,y,z)                           $                  0.00

      42.       Collateral Monthly Principal
                              a.  pursuant to 4.4c (i) prior to occurrence of
                                  Early Amortization or payment in full of the
                                  Class B Investor Amount (optional)                     $                  0.00
                              b.  pursuant to 4.4c (ii) prior to occurrence of
                                  Early Amortization or payment in full of the
                                  Class B Investor Amount                                $                  0.00


      Available Funds

      43.       Class A Available Funds
                              a.  Class A Finance Charge allocation (line 29a)           $          2,948,297.02
                              b.  Prior to Class B Principal Commencement Date, the
                                  amount of Principal Funding Investment Proceeds for
                                  such prior Due Period                                  $                  0.00
                              c.  Any amount of Reserve Account withdrawn and
                                 included in Class A Available Funds (section 4.14d)     $                  0.00
                              d.  Class A Available Funds (sum a-c)                      $          2,948,297.02

      44.       Class B Available Funds
                              a.  Class B Finance Charge allocation (line 29b)           $            409,485.70
                              b.  On or After Class B Principal Commencement Date, the
                                  amount of Principal Funding Investment Proceeds for
                                  such prior Due Period                                  $                  0.00
                              c.  Any amount of Reserve Account withdrawn and
                                 included in Class B Available Funds (section 4.14d)     $                  0.00
                              d.  Class B Available Funds (sum a-c)                      $            409,485.70

      45.       Collateral Available Funds:
                              a.  Collateral Finance Charge allocation (line 29c)        $            532,331.41

      46.       Class D Available Funds
                              a.  Class D Finance Charge allocation (line 27d)           $            204,742.85


      Reallocated Principal Collections

      47.       Class D Subordinated Principal Collections (to the extent                $                  0.00
                needed to fund Required Amounts)

      48.       Collateral Subordinated Principal Collections (to the extent             $                  0.00
                needed to fund Required Amounts)

      49.       Class B Subordinated Principal Collections (to the extent                $                  0.00
                needed to fund Required Amounts)

      50.       Total Reallocated Principal Collections                                  $                  0.00
                                                                                                            0.00

      Investor Default Amounts

      51.       Class A Investor Default Amount                                          $          1,050,897.00
                                                                                         %                  7.87%

      52.       Class B Investor Default Amount                                          $            145,957.92
                                                                                         %                  7.87%

      53.       Collateral Investor Default Amount                                       $            189,745.29
                                                                                         %                  7.87%

      54.       Class D Investor Default Amount                                          $             72,978.96
                                                                                         %                  7.87%

      55.       Aggregate Investor Default Amount                                        $          1,459,579.17
                                                                                         %                  7.87%

      Allocable Amounts for Series 1996-1

      56.       The Allocable Amount for Series 1996-1 as of the end of the
                relevant Due Period (Inv Default Amt + Series 96-1 Adjust Amt)
                     Class A                                                             $            1,050,897.00
                     Class B                                                             $              145,957.92
                     Class C                                                             $              189,745.29
                     Class D                                                             $               72,978.96
                Aggregate Allocable Amount                                               $            1,459,579.17


      Required Amounts for Series 1996-1

      57.       Class A Required Amount (section 4.5a)
                              a.  Class A Monthly Interest for current Distribution
                                  Date                                                   $            843,480.00

                              b.  Class A Monthly Interest previously due but not
                                  paid                                                   $                  0.00
                              c.  Class A Additional Interest for prior Due Period
                                  or previously due but not paid                         $                  0.00
                              d.  Class A Investor Allocable Amount                      $          1,050,897.00
                              e.  Class A Servicing Fee (if FNANB is no longer
                                  servicer)                                              $                  0.00
                              f.  Class A Available Funds                                $          2,948,297.02
                              g.  Class A Required Amount (sum of a-e minus f)           $                  0.00

      58.       Class B Required Amount (section 4.5b)
                              a.  Class B Monthly Interest for current Distribution
                                  Date                                                   $            121,750.00

                              b.  Class B Monthly Interest previously due but not
                                  paid                                                   $                  0
                              c.  Class B Additional Interest for prior Due Period
                                  or previously due but not paid                         $                  0
                              d.  Class B Servicing Fee (if FNANB is no longer
                                  servicer)                                              $                  0
                              e.  Class B Available Funds                                $            409,485.70
                              f.  Excess of Class B Allocable  Amount over
                                  funds available to make payments (section 4.8d)        $                  0.00
                              g.  Class B Required Amount ((sum of a-d) minus e          $
                                  plus f)                                                                   0.00

      59.       Collateral/Class D Required Amount (section 4.5c,d)
                              a.  Collateral/Class D Monthly Interest for current
                                  Distribution date                                      $            226,350.00
                              b.  Collateral/Class D Monthly Interest previously
                                  due but not paid                                       $                  0.00
                              c.  Collateral/Class D Additional Interest for prior
                                  Due Period or previously due but not paid              $                  0.00
                              d.  Collateral/Class D Servicing Fee (if FNANB is
                                  no longer servicer)                                    $                  0.00
                              e.  Collateral/Class D Available Funds                     $            737,074.25
                              f.  Excess of Collateral/Class D Allocable Amount
                                  over funds available to make payments                  $                  0.00
                              g.  Collateral/Class D Required Amount ((sum of
                                  a-d) minus e plus f)                                   $                  0.00


      Investor Charge-Offs

      60.       The aggregate amount of Class A Investor Charge-Offs and the reductions in the Class B Invested Amount, Collateral Indebtedness
                Amount and Class D Invested Amount
                              a.  Class A                                                $                  0.00
                              b.  Class B                                                $                  0.00
                              c.  Collateral Indebtedness Amount                         $                  0.00
                              d.  Class D                                                $                  0.00

      61.       The aggregate amount of Class B Investor Charge-Offs and the reductions  in the Collateral Indebtedness Amount and Class D
                Invested Amount
                              a.  Class B                                                $                  0.00
                              b.  Collateral Indebtedness Amount                         $                  0.00
                              c.  Class D                                                $                  0.00

      62.       The aggregate amount of Collateral Charge-Offs and the reductions in Class D Invested Amount
                              a.  Collateral Indebtedness Amount                         $                  0.00
                              b.  Class D                                                $                  0.00


      Servicing Fee
                (2% of total Invested Amount)
      63.       Class A Servicing Fee for the relevant Due Period                        $            270,000.00

      64.       Class B Servicing Fee for the relevant Due Period                        $             37,500.00

      65.       Collateral Servicing Fee for the relevant Due Period                     $             48,750.00

      66.       Class D Servicing Fee for the relevant Due Period                        $             18,750.00


      Enhancement
                      (18% of total Invested Amount)
      67.       Required Enhancement Amount
                              a. Invested Amount as of the last day of relevant Due
                                  Period                                                 $        225,000,000.00
                              b.  Required Enhancement Amount (line a times 18%)                   40,500,000.00

      68.       Enhancement Surplus
                              a.  Amount on Deposit in the Cash Collateral Account       $                  0.00
                              b.  Collateral Indebtedness Amount                         $         29,250,000.00
                              c.  Class D Invested Amount                                $         11,250,000.00
                              d.  Required Enhancement Amount                            $         40,500,000.00
                              e.  Enhancement Surplus ((sum of a-c)less d)               $                  0.00
                              f.  Enhancement deficiency, deposit excess Finance
                                  Charge to Cash Collateral Account                      $                  0.00

      Reserve Account

      69.       Lowest historical 3 month average Portfolio Yield less 3 month
                average Base Rate (must be > 4%, or line 70 will adjust accordingly)     %                  5.07%

      70.       Reserve Account Funding Date (based on line 69)                                            06/15/99

      71.       Required Reserve Account Amount (after the Reserve Account
                Funding Date, 0.5% times the Class A Investor Amount)                    $            810,000.00

      72.       Available Reserve Account Amount
                              a.  Amount of deposit in the Reserve Account on the
                                  relevant Distribution Date                             $                  0.00
                              b.  Required Reserve Account Amount (line 71)              $            810,000.00
                              c.  Available Reserve Account Amount                       $                  0.00


      Principal Funding Account

      73.       Principal Funding Account Balance as of prior Distribution Date          $                  0.00

      74.       Deposit to the Principal Funding Account on the current
                Distribution Date                                                        $                  0.00

      75.       Withdrawal from the Principal Funding Account on the Current
                Distribution Date                                                        $                  0.00

      76.       Principal Funding Account Balance as of the current
                Distribution Date                                                        $                  0.00

      LIBOR Determination

      77.       LIBOR Determination date for the relevant Due Period                                       13-May-97

      78.       LIBOR rate for the relevant Due Period                                   %                  5.6875%


      79. As of the date hereof, no Early Amortization Event has been deemed to have occured during the relevant Due Period.



 IN WITNESS WHEREOF, THE undersigned has duly executed and delivered this Certificate this 9th day of June, 1997


                          FIRST NORTH AMERICAN NATIONAL BANK,
                          as Servicer


                          By ____________________________________
                          Name:  Frederick G. Kraegel
                          Title:  President